Item 1: Report to Shareholders

New America Growth Fund	December 31, 2006

The views and opinions in this report were current as of December 31, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

A strong second-half rally led to a solid year for equity markets. The combination of stable interest rates, strong corporate earnings growth, declining energy prices, and significant merger-and-acquisition activity fueled the advance. Large-cap stocks generated solid annual gains that were once again trumped by the strength of small-cap shares. Less favorable for our fund—and as has been the case since the tech bubble burst in 2000—value outperformed growth across all market capitalizations.

The New America Growth Fund gained 8.84% for the six-month period ended December 31, 2006, a result that trailed the S&P 500 Index and was roughly in line with the Lipper Multi-Cap Growth Funds Index. For the year, the fund returned 7.24%, which lagged both the S&P 500 and Lipper peer group. (Performance for the Advisor Class was lower due to its higher expense ratio.)

MARKET ENVIRONMENT

The Federal Reserve has been consistent with its message that moderating economic growth should restrain inflation from accelerating in fcoming months. Investors are hoping that the Fed may reverse course in 2007 and begin to lower short-term interest rates. The nation’s central bank has held the line on rates since last June as it attempts to get a better reading on overall economic strength and inflationary pressures in the economy.

HIGHLIGHTS

• Across the board, 2006 was a strong year for stocks and a solid one for the larger-cap growth companies that are the focus of our investment program.

• Although large-cap stocks once again lagged small-caps, there was little difference across market capitalizations.

• Information technology and health care, the only two sectors that posted less than 10% gains over the past 12 months, accounted for approximately half the portfolio’s assets during the year.

• On balance, we think the outlook for large-cap growth stocks is favorable heading into 2007.

Generally strong economic growth has been tempered by weakness in the housing market, leading to slower growth in the final quarter than during the first half of the year. Consumer spending was encouraging through year-end, and the 4.5% unemployment rate should continue to reduce any slack in the labor market. Manufacturing trends suggest that businesses are looking to keep their inventories in check in anticipation of slowing consumer demand down the road.

Across the board, 2006 was a strong year for stocks and a solid one for the larger-cap growth companies that are the focus of our investment program. The S&P 500’s 12.74% gain over the past six months generated pretty much the entire year’s return since its lows in mid-June. Surprisingly, this year’s result was much better than the blue chip benchmark’s 3-, 5-, or 10-year annualized performance. Underpinning the second-half rally was the Federal Reserve’s pause in raising interest rates, falling energy and commodity prices, and another year of double-digit earnings growth from the companies that compose the S&P 500.

Although large-cap stocks once again lagged small-caps, market capitalizations did not have a significant impact on the fund’s annual performance. For instance, the Russell 1000 Growth Index, a common measure of large-cap growth stocks, rose 9.07% in 2006, compared with the Russell Midcap Growth Index’s return of 10.66% and the small-cap Russell 2000 Growth Index’s 13.35% return. Of note, as represented by these three indexes, large-cap stocks performed modestly better than small- and mid-caps during the second half of the year.

Although “size” did not have a meaningful impact on performance, our focus on the growth investment style and our sector allocation decisions had a negative effect on the fund’s results versus the benchmarks in the second half and for the year.

Regarding style, value stocks once again outperformed growth stocks by a wide margin. Large-cap value stocks, as measured by the Russell 1000 Value Index, returned 22.25% for the year, which was more than double the return for large-cap growth as measured by the 9.07% result for the Russell 1000 Growth Index. Small- and mid-cap indexes showed a similar trend—in each case, the respective value index outperformed the growth index by at least 10 percentage points. The fund’s exclusive focus on growth stocks was, therefore, a significant headwind to our performance.

Traditional growth sectors also struggled in 2006. Specifically, the two worst-performing sectors of the S&P 500 Index, information technology and health care, accounted for approximately half the fund’s assets during the year. Although they generated positive returns, they were the only two sectors that posted less than 10% gains over the past 12 months.

PORTFOLIO REVIEW

The fund’s three best contributors for the past 12 months were Cisco Systems, Amdocs, and Apple. These information technology companies, representing the communications equipment, software, and computers and peripherals industries, respectively, are a cross section of the types of investments that represent the fund’s largest sector exposure. (Please refer to the portfolio of investments for a complete listing of holdings and the amount each represents of the portfolio.)

Cisco had a strong second-half rally, fueled by accelerating earnings growth, strong sales, and a rising price/earnings multiple. I continue to expect good results from Cisco as it remains well positioned to take advantage of growth in the telecom infrastructure and the need for more bandwidth. Although we took some profits as the stock climbed, it remained New America Growth’s largest position at year-end.

Amdocs, which dominates the market for integrated customer-management billing systems to telecommunications, cable, and satellite companies, was the fund’s second-best contributor for the full year. Trends such as new services, new pricing plans, and competition among service providers led Amdocs to outperform above the markets’ expectations. The year was capped off by a significant contract with Sprint Nextel. Amdocs remains a sizable position in the portfolio, and I expect several more years of strong earnings growth.

Apple was another excellent contributor in 2006, thanks to ongoing strong revenues generated by its flagship iPod music device and another good year for its personal computer sales. Entering 2007, I expect continued growth from the PC business as Apple takes more market share, and new and exciting products such as iPhone should contribute nicely. Although Apple is not among our 25 largest holdings, it remains a sizable portfolio position.

For the past six months, leading contributors included Cisco, Adobe Systems, and Microsoft. Adobe performed well in 2006 in front of significant new product launches for key products such as Acrobat and its Creative Suite. Similarly, Microsoft perked up in 2006 ahead of the expected launch of its new Vista operating system. Both stocks remain among our largest portfolio holdings.

The portfolio’s largest detractors for the year were Getty Images, Yahoo!, and Expedia. Getty’s revenues and earnings growth sputtered during the year, and the company missed expectations in both the second and third quarters. The company’s primary issue seems to be increasing competition for advertising dollars, as many customers are spending more money on Internet advertising (as provided by Google, also a New America Growth holding) and proportionately less for the imagery that Getty provides. Given that this trend is unlikely to reverse anytime soon, I have reduced our position.

Yahoo! also had issues with slowing growth and missing expectations, but in this case I added to the position on weakness. This was only a hiccup in our opinion; Yahoo! remains one of the strongest and most-recognized Internet brands. While the company’s near-term results could remain choppy, I expect the company’s new search technology to reinvigorate its growth in the second half of 2007. Expedia’s stock struggled early in the year due to poor management execution and a cost structure that was too high following the company’s spin-off from InterActiveCorp. We sold the entire position in the first half of the year.

Key detractors over the past six months included Getty Images, Yahoo!, and Navteq, which declined after missing its first- and second-quarter earnings targets. This leader in digital maps used in navigation products is still a large portfolio holding, and it remains well positioned to take advantage of the expected rapid growth in both portable navigation devices and in-vehicle infotainment systems.

INVESTMENT STRATEGY

As I’ve laid out in past letters, we seek to invest in the best larger-growth companies in America. Companies that dominate large and growing markets, enjoy high and/or rising profit margins and returns, feature a strong balance sheet, and generate excellent free cash flow are particularly attractive. This is the core of my investment strategy and discipline that should enable the fund to succeed over the long run.

Most readers are familiar with Southwest Airlines, especially if it dominates the flight schedules out of your home airport the way it does here in Baltimore. I’ve owned the stock for several years, despite the fact that the airline industry is more of a cyclical industry, as opposed to one with strong secular growth. The investment attributes of Southwest, I believe, make up for the shortcomings of the industry.

For starters, Southwest has bucked the industry in many ways. For example, 2006 marked the company’s 34th consecutive year of profitability, which is unprecedented in the airline industry. Southwest boasts a strong financial position, with more cash than debt, which is unusual among its industry brethren. Additionally, the company has distinguished itself by hedging against rising oil prices. This turned out to be a brilliant move and significantly protected profitability as oil prices skyrocketed.

I don’t own Southwest because “it’s the best house in a bad neighborhood.” I’ve never found that to be a successful investment strategy. Rather, I believe Southwest has solid investment merits. Specifically, I believe that revenues can expand at a low-double-digits clip and earnings should grow at a mid-teens pace over the next three years, which is consistent with our growth charter. Revenue growth is likely to be driven by continued market expansion and share gains. I see the airline industry’s structure improving, with weaker competitors merging, reducing overall capacity, and raising ticket prices. Southwest should also deliver a rising return on capital and continue to generate positive free cash flow in the coming years.

At its recent price, just below $16 a share, the stock trades at its lowest valuation since 2001, as measured by its price/earnings ratio. If the stock price were only to track the expected mid-teens earnings growth, that would prove to be a satisfactory return. However, if Southwest’s P/E multiple improves to anything near its historical levels, the return would be more rewarding.

OUTLOOK

I see some encouraging signs as we enter 2007. Growth stocks began to perform better in the latter part of 2006. Additionally, larger-cap stocks outperformed smaller-cap stocks for the final six months of the year. Lastly, the key growth sectors, technology and health care, turned in a stronger second-half performance.

While it is certainly hard to predict whether these positive trends will continue through 2007, I’m optimistic for a number of reasons. First, it’s interesting to note that the better performance of growth sectors and stocks coincided with the period in which energy prices fell and the Fed kept rates steady—conditions that will hopefully persist in the coming year. Second, while corporate earnings growth is bound to slow somewhat, the economy seems supportive of respectable growth for companies that execute well. Third, valuations for many of the stocks in the portfolio remain quite reasonable.

Of course, the potential fly in the ointment is that it is not clear where energy prices and interest rates are heading. There is currently an active debate on each topic. My general view is that as economic growth slows, inflation will subside, and the probability of a rate cut and energy price stability rises.

On balance, my outlook for 2007 is favorable. I continue to have roughly half of the portfolio invested in technology and health care stocks. The new year should bring a slew of new products from many of our top technology holdings, such as Apple’s iPhone, Microsoft’s Vista operating system, Adobe’s Creative Suite of software, and Harman’s myGig infotainment product, which is already being sold in several new Chrysler models. In health care, many of our holdings, such as St. Jude Medical, Gilead Sciences, Labcorp of America, and Aetna, could show stable to improving growth despite any slowing in the economy.

I look forward to updating you on these stocks and the portfolio’s overall performance six months from now.

Respectfully submitted,

Joseph M. Milano
Chairman of the fund’s Investment Advisory Committee

January 17, 2007

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price to its book value, i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 1000 Growth Index: An index that tracks the performance of large-cap stocks with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index: An index that tracks the performance of large-cap stocks with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index: An index that tracks the performance of mid-cap stocks with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index: An index that tracks the performance of mid-cap stocks with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fees. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
COMMON STOCKS 99.8%		
CONSUMER DISCRETIONARY 14.9%		
Automobiles 0.4%		
Harley-Davidson	40,000	2,819
		2,819
Hotels, Restaurants & Leisure 0.1%		
Melco PBL Entertainment, ADR (1)	52,300	1,112
		1,112
Household Durables 2.1%		
Harman International	165,000	16,485
		16,485
Internet & Catalog Retail 0.6%		
Liberty Media Interactive, Class A (1)	225,000	4,853
		4,853
Media 5.2%		
EchoStar Communications, Class A (1)	200,000	7,606
Getty Images (1)	50,000	2,141
Regal Entertainment Group, Class A	590,000	12,579
Scripps, Class A	170,000	8,490
Viacom, Class B (1)	125,000	5,128
XM Satellite Radio Holdings, Class A (1)	400,000	5,780
		41,724
Multiline Retail 0.6%		
Kohl's (1)	75,000	5,132
		5,132
Specialty Retail 5.9%		
Advance Auto Parts	280,000	9,957
Bed Bath & Beyond (1)	205,000	7,810
Home Depot	275,000	11,044
PETsMART	395,000	11,400

TJX	265,000	7,558
		47,769
Total Consumer Discretionary		119,894
CONSUMER STAPLES 2.8%		
Food & Staples Retailing 2.8%		
Sysco	305,000	11,212
Wal-Mart	140,000	6,465
Whole Foods Market	102,500	4,810
Total Consumer Staples		22,487
ENERGY 6.0%		
Energy Equipment & Services 3.7%		
Cameron International (1)	175,000	9,284
Diamond Offshore Drilling	50,000	3,997
Smith International	415,000	17,044
		30,325
Oil, Gas & Consumable Fuels 2.3%		
EOG Resources	190,000	11,865
Murphy Oil	130,000	6,611
		18,476
Total Energy		48,801
FINANCIALS 5.5%		
Capital Markets 3.2%		
Franklin Resources	70,000	7,712
Legg Mason	75,000	7,129
Morgan Stanley	135,000	10,993
		25,834
Insurance 2.3%		
Genworth Financial, Class A	150,000	5,132

Life Sciences Tools & Services 0.5%		
Covance (1)	72,500	4,271
		4,271
Pharmaceuticals 3.6%		
Atherogenics (1)	50,000	496
Elan, ADR (1)	325,000	4,794
Eli Lilly	190,000	9,899
Pfizer	235,000	6,086
Sepracor (1)	125,000	7,697
		28,972
Total Health Care		155,533
INDUSTRIALS & BUSINESS SERVICES 16.5%		
Aerospace & Defense 1.1%		
General Dynamics	120,000	8,922
		8,922
Air Freight & Logistics 2.2%		
Expeditors International of Washington	279,000	11,300
UPS, Class B	90,000	6,748
		18,048
Airlines 1.2%		
Southwest Airlines	650,000	9,958
		9,958
Commercial Services & Supplies 2.9%		
ChoicePoint (1)	245,000	9,648
Corporate Executive Board	135,000	11,840
Stericycle (1)	27,500	2,076
		23,564

Construction & Engineering 0.5%		
Foster Wheeler (1)	75,000	4,135
		4,135
Electrical Equipment 0.8%		
AMETEK	195,000	6,209
		6,209
Industrial Conglomerates 3.6%		
GE	375,000	13,954
Roper Industries	215,000	10,801
Tyco International	125,000	3,800
		28,555
Machinery 2.6%		
Deere	80,000	7,605
ESCO Technologies (1)	45,000	2,045
ITT	80,000	4,546
Joy Global	140,000	6,768
		20,964
Trading Companies & Distributors 1.6%		
Fastenal	365,000	13,096
		13,096
Total Industrials & Business Services		133,451
INFORMATION TECHNOLOGY 32.4%		
Communications Equipment 3.4%		
Cisco Systems (1)	720,000	19,677
Juniper Networks (1)	400,000	7,576
		27,253
Computers & Peripherals 2.1%		
Apple Computer (1)	115,000	9,757

Dell (1)	300,000	7,527
		17,284
Internet Software & Services 4.3%		
eBay (1)	480,000	14,434
Google, Class A (1)	12,500	5,756
Yahoo! (1)	575,000	14,685
		34,875
IT Services 4.2%		
Affiliated Computer Services, Class A (1)	160,000	7,814
First Data	200,000	5,104
Global Payments	145,000	6,713
Iron Mountain (1)	250,000	10,335
Western Union	175,000	3,924
		33,890
Semiconductor & Semiconductor Equipment 6.8%		
Altera (1)	232,500	4,576
Analog Devices	250,000	8,218
Broadcom, Class A (1)	245,000	7,916
Integrated Device Technology (1)	375,000	5,805
Linear Technology	125,000	3,790
Marvell Technology Group (1)	475,000	9,115
Microchip Technology	255,000	8,338
Xilinx	300,000	7,143
		54,901
Software 11.6%		
Adobe Systems (1)	315,000	12,953
Amdocs (1)	300,000	11,625
Electronic Arts (1)	140,000	7,050
Intuit (1)	150,000	4,577
Jack Henry & Associates	300,000	6,420
Microsoft	525,000	15,676
NAVTEQ (1)	365,000	12,764

Red Hat (1)	125,000	2,875
Salesforce.com (1)	150,000	5,468
Symantec (1)	550,000	11,468
THQ (1)	70,000	2,276
		93,152
Total Information Technology		261,355
MATERIALS 0.9%		
Chemicals 0.9%		
Monsanto	85,000	4,465
Potash Corp of Saskatchewan	20,000	2,870
Total Materials		7,335
TELECOMMUNICATION SERVICES 1.5%		
Wireless Telecommunication Services 1.5%		
American Tower Systems, Class A (1)	330,000	12,302
Total Telecommunication Services		12,302
Total Common Stocks (Cost $669,836)		805,138
SHORT-TERM INVESTMENTS 0.7%		
Money Market Funds 0.7%		
T. Rowe Price Reserve Investment Fund, 5.38% (2)(3)	5,256,913	5,257
Total Short-Term Investments (Cost $5,257)		5,257
Total Investments in Securities		
100.5% of Net Assets (Cost $675,093)		**$ 810,395**

† Denominated in U.S. dollars unless otherwise noted
(1) Non-income producing
(2) Seven-day yield
(3) Affiliated company - see Note 4
ADR American Depository Receipts

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price New America Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies. The fund has two classes of shares: the New America Growth Fund original share class, referred to in this report as the Investor Class, offered since September 30, 1985, and New America Growth Fund—Advisor Class (Advisor Class), offered since December 29, 2005. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $53,000 for the year ended December 31, 2006. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the fund’s semi-annual period, June 29, 2007.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $502,706,000 and $616,986,000, respectively, for the year ended December 31, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2006, were characterized as follows for tax purposes:

At December 31, 2006, the tax-basis components of net assets were as follows:

For the year ended December 31, 2006, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the offset of the current net operating loss against realized gains. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2006, the cost of investments for federal income tax purposes was $675,093,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2006, the effective annual group fee rate was 0.31%.

The Advisor Class is also subject to a contractual expense limitation through April 30, 2008. During the limitation period, the manager is required to waive its management fee and reimburse the class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.10%. For a period of three years after the date of any reimbursement or waiver, each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. Pursuant to this agreement, expenses in the amount of $3,000 were reimbursed by the manager during the year ended December 31, 2006 and remain subject to repayment at December 31, 2006.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2006, expenses incurred pursuant to these service agreements were $74,000 for Price Associates, $751,000 for T. Rowe Price Services, Inc., and $498,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the year ended December 31, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $193,000, and the value of shares of the T. Rowe Price Reserve Funds held at December 31, 2006, and December 31, 2005, was $5,257,000 and $1,000, respectively.

As of December 31, 2006, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 331,661 shares of the Investor Class, aggregating 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price New America Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New America Growth Fund (the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2007

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/06

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $13,049,000 from short-term capital gains,

• $59,791,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $6,915,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $6,687,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S TRUSTEES AND OFFICERS

Your fund is governed by a Board of Trustees that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board of Trustees elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” trustees are officers of T. Rowe Price. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund trustees and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Trustees

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected *	Other Public Companies

Jeremiah E. Casey	Director, Allfirst Financial Inc. (previously First Maryland Bankcorp)
(1940)	(1983 to 2002); Director, National Life Insurance (2001 to 2005);
2005	Director, The Rouse Company, real estate developers (1990 to 2004)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04 to
2001	present); Director, Mercantile Bankshares (4/03 to present); Member,
Advisory Board, Deutsche Bank North America (2004 to present);
Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer,
1985	The Haven Group, a custom manufacturer of modular homes
(1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp., Golden Star Resources Ltd. (5/92 to pres-
1994	ent), and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Director, Georgia Pacific (5/04 to
12/05), Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2001

* Each independent trustee oversees 115 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(1956)	Inc.; Chairman of the Board, Director, and President, T. Rowe Price
2006	Investment Services, Inc.; Chairman of the Board and Director, T. Rowe
[115]	Price International, Inc., T. Rowe Price Retirement Plan Services, Inc.,
T. Rowe Price Services, Inc., and T. Rowe Price Savings Bank; Director,
T. Rowe Price Global Asset Management Limited and T. Rowe Price
Global Investment Services Limited; Chief Executive Officer, Chairman
of the Board, Director, and President, T. Rowe Price Trust Company;
Chairman of the Board, all funds

John H. Laporte, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
(1945)	Price Trust Company
1985
[15]

* Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Francisco Alonso (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New America Growth Fund	Group, Inc.

Jeffrey W. Arricale, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New America Growth Fund	Group, Inc.

R. Scott Berg (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New America Growth Fund	Group, Inc.; formerly student, Stanford
Graduate School of Business (to 2002)

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New America Growth Fund	Group, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, New America Growth Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, New America Growth Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, New America	T. Rowe Price; Vice President, T. Rowe Price
Growth Fund	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New America Growth Fund	Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, New America Growth Fund	Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust
Company; Vice President, T. Rowe Price,
T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., and T. Rowe Price
Retirement Plan Services, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, New America Growth Fund	T. Rowe Price Investment Services, Inc.

Robert J. Marcotte (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New America Growth Fund	Group, Inc.

Joseph M. Milano, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
President, New America Growth Fund	Group, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price; formerly
Vice President, New America Growth Fund	Healthcare Equity Analyst, Putnam
Investments (to 2004) and student,
Harvard Business School (to 2003)

Jeffrey Rottinghaus, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New America Growth Fund	Group, Inc.

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New America Growth Fund	Group, Inc.

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, New America Growth Fund	Group, Inc., and T. Rowe Price Trust Company

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New America Growth Fund	Group, Inc.; formerly Senior Equity Analyst,
Wachovia Securities (to 2005)

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, New America Growth Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable for 2006, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. Reclassification from tax fees to audit fees of fiscal 2005 amounts related to the auditing of tax disclosures within the registrant’s annual financial statements has been made in order to conform to fiscal 2006 presentation. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,401,000 and $883,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds. Preceding fiscal year amount reflects the reclassification of tax fees described in (a) – (d) above.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New America Growth Fund

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 16, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 16, 2007